Exhibit 10.21.1
Form No. DMB 234 (Rev. 1/96)
AUTHORITY: Act 431 of 1984
COMPLETION: Required
PENALTY: Contract will not be executed unless form is filed
September 20, 2007
STATE OF MICHIGAN
DEPARTMENT OF MANAGEMENT AND BUDGET
PURCHASING OPERATIONS
P.O. BOX 30026, LANSING, MI 48909
OR
530 W. ALLEGAN, LANSING, MI 48933
CHANGE NOTICE NO. 12
TO
CONTRACT NO. 071B5200018
between
THE STATE OF MICHIGAN
and

NAME & ADDRESS OF VENDOR	TELEPHONE (248) 925-1710
Roman T. Kulich

Molina Healthcare of Michigan Inc. 100 West Big Beaver Road, Suite 600 Troy, MI 48084	VENDOR NUMBER/MAIL CODE
(2) 38-3341599 (004)

BUYER/CA (517) 241-4225
Roman.kulich@Molinahealthcare.com	Kevin Dunn

Contract Compliance Inspector: Cheryl Bupp 241-7933
Comprehensive Health Care for Medicaid Beneficiaries — Regions 1, 4, 6, 7, 9, 10 — DCH

CONTRACT PERIOD: From: October 1, 2004 To: September 30, 2008

TERMS	SHIPMENT
N/A	N/A

F.O.B.	SHIPPED FROM
N/A	N/A

MINIMUM DELIVERY REQUIREMENTS
N/A

NATURE OF CHANGE (S):
Effective October 1, 2007, the attached changes are incorporated into this Contract. Furthermore, FY08 rates are included in the Contract. All other terms, conditions, specifications, and pricing remain unchanged.
AUTHORITY/REASON:
Per DCH request and DMB/Purchasing Operations’ approval.

TOTAL ESTIMATED CONTRACT VALUE REMAINS:	$667,875,969.33

FOR THE VENDOR:	FOR THE STATE:

Molina Healthcare of Michigan Inc.

Firm Name	Signature

Elise A. Lancaster

Authorized Agent Signature	Name

Director, Purchasing Operations

Authorized Agent (Print or Type)	Title

Date	Date

CHANGES FOR THE FY08 MEDICAID HEALTH PLAN CONTRACT
Effective Date 10/1/07
Contract Change #1 — Service Area Expansions
Modify section II-C (Targeted Geographical Area for Implementation of the CHCP) to clarify the State’s policy with regard to the approval of requests for service area expansion. Specifically, modify Section II-C-2 to clarify that approval of requests will be at the sole discretion of the State.
DCH may consider Contractors’ requests for service area expansion during the term of the Contract. Approval of service area expansion requests will be at the sole discretion of the State. ~~and will be contingent upon~~ The state may consider certain factors including, but not limited to, the need for additional capacity, Contractor performance, Contractor fiscal status, and Contractor provider network. ~~in the counties proposed under the expansion request~~. Requests should be submitted using the provider profile information form contained in Appendix 1 of the Contract.
Rationale
This change clarifies that the State reserves the right to determine criteria upon which requests for service area expansion are approved.
Contract Change #2 — Change in Mandatory Population
Modify Sections II-D-1, II-D-2, and II-H to reflect that pregnant women, whose pregnancy is the basis for Medicaid eligibility, residing in rural exception counties, are changed from a voluntary to mandatory population. Specifically, modify sections II-D-1 and II-D-2 as follows and add a new section II-H-19.
1.	Medicaid Eligible Groups Who Must Enroll in the CHCP:
•	Families with children receiving assistance under the Financial Independence Program (FIP)

•	Persons under age 21 who are receiving Medicaid

•	Persons receiving Medicaid for caretaker relatives and families with dependent children who do not receive FIP

•	Supplemental Security Income (SSI) Beneficiaries who do not receive Medicare

•	Persons receiving Medicaid for the blind or disabled

•	Persons receiving Medicaid for the aged

•	Pregnant women residing in a county listed in Appendix 6
2.	Medicaid Eligible Groups Who May Voluntarily Enroll in the CHCP:
•	Migrants

•	Native Americans

•	Pregnant women, whose pregnancy is the basis for Medicaid eligibility, who do not reside in a county listed in Appendix 6
II-H-19. Pregnant Women
Special conditions apply to new mandatory Enrollees in the Contractor’s health plan whose Medicaid eligibility was determined based on pregnancy. These Enrollees must be allowed to select or remain with the Medicaid obstetrician of her choice and are entitled to receive all medically necessary obstetrical and prenatal care without preauthorization from the health plan. In the event that the

Contractor does not have a contract with the provider, all claims should be paid at the Medicaid fee-for-service rate.
Rationale
The single MHP operating in the Upper Peninsula counties through the rural exception waiver maintains an extensive provider network. The network includes all Local Health Departments and the overwhelming majority of obstetricians practicing in the Upper Peninsula. Therefore, pregnant women in these counties may be made a mandatory population without impairment to continuity of care and further will receive all of the benefits from managed care such as case management and ease of transportation. The special coverage provisions are included to emphasize DCH requirements regarding new mandatory-enrolled pregnant women.
Contract Change #3 — Special Disenrollments
Modify Section II-F-11 (a) (Disenrollment Requests Initiated by the Contractor, Special Disenrollments) to clarify the circumstances under which Medicaid Health Plans can request a disenrollment for enrollee noncompliance. Specifically, modify section II-F-1l (a) as follows:
•	Other noncompliance situations involving the repeated use of non-Contractor providers when in-network providers are available; discharge from the practices of available Contractor’s network providers; repeated emergency room use for non-emergent services; and other situations that impede care
Rationale
Based on the State’s review of noncompliance disenrollment requests submitted by the Medicaid Health Plans, the State determined that the language regarding “failure to follow treatment plan” may be broad and misleading. Several factors may impact an enrollee’s failure to follow a treatment plan and a special disenrollment is not appropriate in all cases. Additionally, the State wishes to clarify that repeated use of out-of-network providers is a rationale for special disenrollment only in those cases where in-network providers are available.
Contract Change #4 — State and Federal False Claims Act
Add a new subsection to section II-I (Observance of Federal, State and Local Laws) to specifically require Medicaid Health Plans (MHPs) to comply with all applicable portions of the State and Federal False Claims Act. Specifically, the new Section II-I-9 shall read as follows:
9.	Compliance with False Claims Acts
The Contractor shall comply with all applicable provisions of the Federal False Claims Act and Michigan Medicaid False Claims Act. Actions taken to comply with the federal and state laws specifically include, but are not limited to, the following:
•	Establish and disseminate written policies for employees of the entity (including management) and any contractor or agent of the entity regarding the detection and prevention of waste, fraud, and abuse.

•	The written policies must include detailed information about the False Claim Act and the other provisions named in section 1902(a)(68)(A).

•	The written policies must specify the rights of employees to be protected as whistleblowers.

•	The written policies must also be adopted by the Contractor’s contractors or agents A “contractor” or “agent” includes any contractor, subcontractor, agent, or other person which or who, on behalf of the entity, furnishes, or otherwise authorizes the furnishing of Medicaid health care items or services, performs billing or coding functions, or is involved in monitoring of health care provided by the entity. Contractors or agents that meet or surpass the monetary threshold are subject to the requirements in this Section.
•	If the Contractor currently has an employee handbook, the handbook must contain the Contractor’s written policies for employees including an explanation of the rights of employees to be protected as whistleblowers.
Rationale
Based on feedback from the Office of Inspector General and Centers for Medicare and Medicaid Services, Michigan’s Medicaid False Claims Act does not include certain specific provisions required under the Deficit Reduction Act. This contract change highlights these provisions and ensures that the MHPs requirements are aligned with the key requirements under the federal law.
Contract Change #5 — Reporting Fraud and Abuse
Modify Section II-L-4 (Program Integrity) to more specifically define the requirements regarding Contractor fraud and abuse reporting requirements. Specifically, modify this section as indicated:
1.	Program Integrity

The Contractor must have administrative and management arrangements or procedures, including a mandatory compliance plan. The Contractors’ arrangements or procedures must include the following as defined in 42 CFR 438.608:
•	Written policies and procedures that describes how the Contractor will comply with federal and state fraud and abuse standards.

•	The designation of a compliance officer and a compliance committee who are accountable to the senior management or Board of Directors and who have effective lines of communication to the Contractor’s employees.

•	Effective training and education for the compliance officer and the Contractor’s employees.

•	Provisions for internal monitoring and auditing.

•	Provisions for prompt response to detected offenses and for the development of corrective action initiatives.

•	Documentation of the Contractor’s enforcement of the Federal and State fraud and abuse standards.
Contractors who have any suspicion or knowledge of fraud and/or abuse within any of the DCH’s programs must report directly to the DCH by calling (866) 428-0005 or sending a memo or letter to:
Program Investigations Section
Capitol Commons Center Building
400 S. Pine Street, 6th floor
Lansing, Michigan 48909
The Contractor ~~should~~ must report all suspected fraud and/or abuse that warrant investigation to the DCH, Program Investigation Section.

~~When reporting suspected fraud and/or abuse~~, Additionally, the Contractor shall provide the number of complaints that warrant a preliminary investigation each year. Further, for each complaint that warrants full investigation, the Contractor must provide to the DCH Program Investigation Section the following information:
•	The name of the provider, individuals, and/or entity ~~involved in the suspected fraud and/or abuse~~,including their address, phone number and Medicaid identification number, and any other identifying information

•	Source of the complaint

•	Type of provider

•	Nature of the complaint

•	Approximate range of dollars involved

•	Legal and administrative disposition of the case, including actions taken by law enforcement officials to whom the case has been referred.
The Contractor shall inform the DCH of actions taken to investigate or resolve the reported suspicion, knowledge, or action. Contractors must also cooperate fully in any investigation by the DCH or Office of Attorney General and any subsequent legal action that may result from such investigation.
Contractors shall be permitted to disclose protected health information to DCH or the Attorney General without first obtaining authorization from the enrollee to disclose such information. DCH and the Attorney General shall ensure that such disclosures meet the requirements for disclosures made as part of the Contractor’s treatment, payment, or health care operations as defined in 45 CFR 164.501.
Rationale
The current contract does not include all the reporting components specified in the Balanced Budge Act. The contract change is necessary to bring the contract into alignment with all specific requirements of 42 CFR 455.17. All information required in this section remains an integral component of the fraud and abuse site visits.
Contract Change #6 — Payment to Providers
Modify Section II-M (Payment to Providers) to incorporate language that enables MHPs to collaborate with DCH and providers in the development and implementation of programs for improving access, quality, and performance. Specifically, modify the introductory paragraph to read as follows:
The Contractor must make timely payments to all providers for covered services rendered to enrollees as required by MCL 400.11li and in compliance with established DCH performance standards (Appendix 4). Upon request from DCH, Contractors must develop programs for improving access, quality, and performance with providers. Such programs must include DCH in the design methodology, data collection, and evaluation. The Contractor must make all payments to both network and out-of-network providers dictated by the methodology jointly developed by the Contractor and DCH.

With the exception of newborns, the Contractor will not be responsible for any payments owed to providers for services rendered prior to a beneficiary’s enrollment with the Contractor’s plan. Except for newborns, payment for services provided during a period of retroactive eligibility will be the responsibility of DCH.
Rationale
The intent of this contract change is to enable MHPs and DCH to work collaboratively to develop innovative programs with health care providers. The contract language permits MHPs to make payments to providers that participate in the programs designed to improve access, quality and performance.
Contract Change #7 — Clinical Practice Guidelines
Modify section II-O-I to clarify the time period required for provider assessment, feedback, and review of clinical practice guidelines. Specifically, the 7th and 8th bullet requirement for the written quality plan will be changed as follows:
•	At least ~~twice~~ annually, provide performance feedback to providers, including detailed discussion of clinical standards and expectations of the Contractor.

•	Develop, ~~and/or~~ adopt, and periodically review clinically appropriate practice parameters and protocols/guidelines. Submit these parameters and protocols/guidelines to providers with sufficient explanation and information to enable the providers to meet the established standards.
Rationale
This contract change is designed to better align the contract provisions with the requirements included as part of the on-site review process.
Contract Change #8 — Consumer Survey
Modify section II-O-6 to reflect the name change of the Consumer Assessment survey. Specifically, the first sentence of section II-O-6 will be changed as follows:
Contractors must conduct an annual survey of their adult enrollee population using the Consumer Assessment of Healthcare Providers and Systems ~~Plan Survey~~ (CAHPS®) instrument.
Rationale
The contract change is needed to accurately reflect the description of the CAHPS survey.
Contract Change #9 — Prevalent Language
Modify Section II-S (Enrollee Services) to clarify Contractor’s requirements regarding the provision of interpretation services. Specifically, revise the fourth paragraph in Section II-S-3 to read as follows:
The handbook must be written at no higher than a 6.9 grade reading level and must be available in alternative formats for enrollees with special needs. Member handbooks must be available in a prevalent language when more than five percent (5%) of the Contractor’s enrollees speak a prevalent language, as defined by the Contract. Contractors must also provide a mechanism for enrollees who speak the prevalent language to obtain member materials in the prevalent language and a mechanism for enrollees or to obtain assistance with interpretation. The Contractor must agree to make modifications in the handbook language ~~so as~~ to comply with the specifications of this Contract.

Rationale
The current contract does not clearly delineate language requirements for written materials and language requirements for oral interpretations services. The Balanced Budget Act Checklist provided by the Center for Medicare and Medicaid Services emphasizes that managed care organizations must make oral interpretation services available free of charge to all enrollees not just enrollees who speak the prevalent non-English language.
Contract Change #10 — Provider Directory
Modify section II-S-2 to clarify that all Contractors are required to place the provider directory on a web site available to the members. Prior to this contract change, placing the provider directory on the Contractor’s web site was options. Specifically, modify the final bullet of II-S-2(a) as follows:
•	A website, maintained by the Contractor, that includes information on preventive health strategies, health/wellness promotion programs offered by the Contractor, updates related to covered services, access to providers, complete provider directory, and updated policies and procedures.
Additionally, because placing the provider directory on the web site is no longer optional, the following changes are needed in the final paragraph of II-S-3:
~~If t~~The Contractor must maintains a complete provider directory on the Contractor’s web site; the Contractor is not required to a mail provider directory to all new enrollees. The web provider directory must be reviewed for accuracy and updated at least monthly. The Contractor must inform new enrollees that the provider directory is available upon request and on the Contractor’s web site and must mail the provider directory within five business days of the enrollee’s request
Rationale
Most MHPs have chosen to the place the provider directory on the web site. With the increasing access to computers, providing access to the provider directory on the web site may improve access to network providers and facilitate compliance with network limitations. Because the provider directory will be available on the web site, MHPs are only required to mail the provider directory to members upon request.
Contract Change #11 — Payment Withhold
Modify Section II-Z-1 (Contractor Performance Bonus) to reflect the revised withhold amount. DCH has increased the threshold to .19%. The first sentence of this section will read as follows:
During each Contract year, DCH will withhold ~~.0012~~ .0019 of the approved capitation payment from each Contractor until the performance bonus withhold reaches approximately $~~3~~5.0 million dollars.
Rationale
In order to implement an increased performance bonus withhold of approximately $5.0 million, DCH must increase the percentage of the capitation withhold amount.

Contract Change #12 — Appendix 6
Insert a new appendix at the end of the contract that lists the rural exception counties in which pregnant women will be a mandatory population. Specifically, the newly inserted Appendix 6 will read as follows:
Appendix 6
Rural Exception Counties in which Pregnant Women are a Mandatory Population
Alger
Baraga
Chippewa
Delta
Dickinson
Gogebic
Houghton
Iron
Keweenaw
Luce
Mackinac
Marquette
Menominee
Ontonagon
Schoolcraft
Rationale
The Centers for Medicare and Medicaid Services requested that the Department specifically lists the counties in which pregnant women would be a mandatory population.

MEDICAID MANAGED CARE
PERFORMANCE MONITORING STANDARDS
(Contract Year October 1, 2007 — September 30, 2008)
Appendix 4 — PERFORMANCE MONITORING STANDARDS
PURPOSE: The purpose of the performance monitoring standards is to establish an explicit process for the ongoing monitoring of health plan performance in important areas of quality, access, customer services and reporting. The performance monitoring standards are part of the Contract between the State of Michigan and Contracting Health Plans (Appendix 4).
The process is dynamic and reflects state and national issues that may change on a year-to-year basis. Performance measurement is shared with Health Plans during the fiscal year and compares performance of each Plan over time, to other health plans, and to industry standards, where available.
The Performance Monitoring Standards address the following performance areas:
•	Quality of Care

•	Access to Care

•	Customer Services

•	Claims Reporting and Processing

•	Encounter Data

•	Provider File reporting
For each performance area the following categories are identified:
•	Measure

•	Goal

•	Minimum Standard for each measure

•	Data Source

•	Monitoring Intervals, (annually, quarterly, monthly)
Failure to meet the minimum performance monitoring standards may result in the implementation of remedial actions and/or improvement plans as outlined in the contract section II-V.

PERFORMANCE AREA		GOAL	MINIMUM STANDARD	DATA SOURCE	MONITORING INTERVALS
•	Quality of Care: Childhood Immunization Status	Fully immunize children who turn two years old during the calendar year.	Combination 2 ≥ 82%	HEDIS report	Annual

•	Quality of Care: Prenatal Care	Pregnant women receive an initial prenatal care visit in the first trimester or within 42 days of enrollment	≥ 85%	MDCH Data Warehouse	Quarterly

•	Quality of Care: Postpartum Care	Women delivering a live birth received a postpartum visit on or between 21 days and 56 days after delivery.	≥ 62%	HEDIS report	Annual

•	Quality of Care: Blood Lead Testing	Children at the age of 3 years old receive at least one blood lead test on/before 3rd birthday	≥ 80% for total enrollment and ≥ 80% for continuous enrollment	MDCH Data Warehouse	Monthly

•	Access to care: Well-Child Visits in the First 15 Months of Life	Children 15 months of age receive six or more well child visits during first 15 months of life	≥ 60%	Encounter data	Quarterly

•	Access to care: Well-Child Visits in the Third, Fourth, Fifth, and Sixth Years of Life	Children three, four, five, and six years old receive one or more well child visits during twelve-month period.	≥ 68%	Encounter data	Quarterly

PERFORMANCE AREA		GOAL	MINIMUM STANDARD	DATA SOURCE	MONITORING INTERVALS
•	Customer Services: Enrollee Complaints	Plan will have minimal enrollee contacts through the Medicaid Helpline for issues determined to be complaints	Complaint rate < ..25 per 1000 member months	Beneficiary/Provider contacts tracking (BPCT)	Quarterly

•	Claims Reporting and Processing	Health Plan submits timely and complete report, and processes claims in accordance with minimum standard	Timely, ≥ 95% of clean claims paid within 30 days, and ≤1.85%of ending inventory over 45 days old	Claims report submitted by health plan	Monthly

•	Encounter Data Reporting (Institutional, Professional)	Timely and complete encounter data submission by the 15th of the month while meeting minimum volume requirements	Timely and Complete submission while meeting minimum volume	MDCH Data Exchange Gateway (DEG) and MDCH Data Warehouse	Monthly

•	Encounter Data Reporting (Pharmacy)	Timely and complete encounter data submission by the 15th of the month while meeting minimum volume requirements	Timely and Complete submission while meeting minimum volume	MDCH Data Exchange Gateway (DEG) and MDCH Data Warehouse	Monthly

•	Provider File Reporting	Timely and accurate provider file update/submission before the last Tuesday of the month	Timely and Complete submission	Ml Enrolls	Monthly
Minimum standard will be updated effective October 1, 2007 for HEDIS measures based on 2007 HEDIS Michigan Medicaid Avg.

State of Michigan Managed Care Rates FY08
Effective October 1, 2007
Molina Healthcare 0004318627 0004318645; Counties 82
Region 01

								Phys	New				Adj	0.19%	Rate
					Base	Hosp		Access	Base	Area	Risk	OAA	Base	Bonus	after
Rate Cell	Description			Sex	Rate	Adj	GME	Fee	Rate	Factor	Adj.	Factor	Rate	W/H	W/H

1	TANF	< 1		M	356.82	112.83	39.18	3.38	512.21	0.996			510.16	-0.97	509.19
2	TANF	< 1		F	329.61	98.22	34.77	3.38	465.98	0.996			464.12	-0.88	463.24
3	TANF	1 - 4		M	85.16	15.43	2.33	3.38	106.3	0.996			105.87	-0.20	105.67
4	TANF	1 - 4		F	69.67	10.59	1.73	3.38	85.37	0.996			85.03	-0.16	84.87
5	TANF	5 - 14		M	54.51	7.12	0.96	3.38	65.97	0.996			65.71	-0.12	65.59
6	TANF	5 - 14		F	46.82	6.12	0.85	3.38	57.17	0.996			56.94	-0.11	56.83
7	TANF	15 - 20		M	56.48	10.11	1.76	3.38	71.73	0.996			71.44	-0.14	71.30
8	TANF	15 - 20		F	84.04	12.68	2.06	3.38	102.16	0.996			101.75	-0.19	101.56
9	TANF	21 - 25		M	94.10	21.43	3.69	3.38	122.6	0.996			122.11	-0.23	121.88
10	TANF	21 - 25		F	150.86	30.15	5.63	3.38	190.02	0.996			189.26	-0.36	188.90
11	TANF	26 - 44		M	213.46	45.38	10.83	3.38	273.05	0.996			271.96	-0.52	271.44
12	TANF	26 - 44		F	220.76	44.85	8.21	3.38	277.2	0.996			276.09	-0.52	275.57
13	TANF	45 +		M	407.57	82.90	21.09	3.38	514.94	0.996			512.88	-0.97	511.91
14	TANF	45 +		F	416.01	91.52	19.29	3.38	530.2	0.996			528.08	-1.00	527.08

15	ABAD	0 - 20		M	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
16	ABAD	0 - 20		F	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
17.1	ABAD	21 - 39	Medicare	M	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
18.1	ABAD	21 - 39	Medicare	F	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
17.2	ABAD	21 - 39		M	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
18.2	ABAD	21 - 39		F	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
19.1	ABAD	40 - 64	Medicare	M	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
20.1	ABAD	40 - 64	Medicare	F	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
19.2	ABAD	40 - 64		M	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
20.2	ABAD	40 - 64		F	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
21.1	ABAD	65 +	Medicare	M	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
22.1	ABAD	65 +	Medicare	F	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
21.2	ABAD	65 +		M	639.42	146.86	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07
22.2	ABAD	65 +		F	639.42	146.88	36.85	6.76	829.91		0.9200		763.52	-1.45	762.07

23.1	OAA	0 +	Medicare	M	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87
24.1	OAA	0 +	Medicare	F	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87
23.2	OAA	0 +		M	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87
24.2	OAA	0 +		F	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87

59.9	Rate MCR				4,529.56	1545.03	605.58	0.00	6680.17				6,680.17	-12.69	6667.00

NOTE:	Due to MDCH Medicaid claims system limitations, MCR (Rate Cell 59.9) is rounded to nearest whole dollar after the bonus withhold.

State of Michigan Managed Care Rates FY08
Effective October 1, 2007
Molina Healthcare 0004318627 0004318645; County 58
Region 02

								Phys	New				Adj	0.19%	Rate
					Base	Hosp		Access	Base	Area	Risk	OAA	Base	Bonus	after
Rate Cell	Description			Sex	Rate	Adj	GME	Fee	Rate	Factor	Adj.	Factor	Rate	W/H	W/H

1	TANF	< 1		M	342.76	99.34	35.21	3.38	480.69	1.029			494.63	-0.94	493.69
2	TANF	< 1		F	307.20	90.78	32.19	3.38	433.55	1.029			446.12	-0.85	445.27
3	TANF	1 - 4		M	81.05	14.58	2.12	3.38	101.13	1.029			104.06	-0.20	103.86
4	TANF	1 - 4		F	69.36	11.19	1.68	3.38	85.61	1.029			88.09	-0.17	87.92
5	TANF	5 - 14		M	64.56	7.76	1.00	3.38	76.7	1.029			78.92	-0.15	78.77
6	TANF	5 - 14		F	54.83	6.59	0.78	3.38	65.58	1.029			67.48	-0.13	67.35
7	TANF	15 - 20		M	68.86	11.50	1.83	3.38	85.57	1.029			88.05	-0.17	87.88
8	TANF	15 - 20		F	111.50	17.54	2.29	3.38	134.71	1.029			138.62	-0.26	138.36
9	TANF	21 - 25		M	101.22	20.74	3.15	3.38	128.49	1.029			132.22	-0.25	131.97
10	TANF	21 - 25		F	186.03	35.64	4.54	3.38	229.59	1.029			236.25	-0.45	235.80
11	TANF	26 - 44		M	230.29	56.57	7.86	3.38	298.1	1.029			306.74	-0.58	306.16
12	TANF	26 - 44		F	264.38	48.52	8.14	3.38	324.42	1.029			333.83	-0.63	333.20
13	TANF	45 +		M	429.31	83.78	19.59	3.38	536.06	1.029			551.61	-1.05	550.56
14	TANF	45 +		F	465.00	83.28	18.90	3.38	570.56	1.029			587.11	-1.12	585.99

15	ABAD	0 - 20		M	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
16	ABAD	0 - 20		F	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
17.1	ABAD	21 - 39	Medicare	M	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
18.1	ABAD	21 - 39	Medicare	F	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
17.2	ABAD	21 - 39		M	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
18.2	ABAD	21 - 39		F	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
19.1	ABAD	40 - 64	Medicare	M	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
20.1	ABAD	40 - 64	Medicare	F	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
19.2	ABAD	40 - 64		M	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
20.2	ABAD	40 - 64		F	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
21.1	ABAD	65 +	Medicare	M	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
22.1	ABAD	65 +	Medicare	F	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
21.2	ABAD	65 +		M	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51
22.2	ABAD	65 +		F	603.27	112.96	26.45	6.76	749.44		1.0020		750.94	-1.43	749.51

23.1	OAA	0 +	Medicare	M	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
24.1	OAA	0 +	Medicare	F	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
23.2	OAA	0 +		M	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
24.2	OAA	0 +		F	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32

59.9	Rate MCR				4,246.33	1298.79	522.24	0.00	6067.36				6,067.36	-11.53	6056.00

NOTE:	Due to MDCH Medicaid claims system limitations, MCR (Rate Cell 59.9) is rounded to nearest whole dollar after the bonus withhold.

State of Michigan Managed Care Rates FY08
Effective October 1, 2007
Molina Healthcare 0004318627 0004318645; Counties 03, 10, 34, 41, 43, 51, 53, 54, 57, 59, 61, 62, 64, 67, 70, 83
Region 04

								Phys	New				Adj	0.19%	Rate
					Base	Hosp		Access	Base	Area	Risk	OAA	Base	Bonus	after
Rate Cell	Description			Sex	Rate	Adj	GME	Fee	Rate	Factor	Adj.	Factor	Rate	W/H	W/H

1	TANF	< 1		M	342.76	99.34	35.21	3.38	480.69	0.986			473.96	-0.90	473.06
2	TANF	< 1		F	307.20	90.78	32.19	3.38	433.55	0.986			427.48	-0.81	426.67
3	TANF	1 - 4		M	81.05	14.58	2.12	3.38	101.13	0.986			99.71	-0.19	99.52
4	TANF	1 - 4		F	69.36	11.19	1.68	3.38	85.61	0.986			84.41	-0.16	84.25
5	TANF	5 - 14		M	64.56	7.76	1.00	3.38	76.7	0.986			75.63	-0.14	75.49
6	TANF	5 - 14		F	54.83	6.59	0.78	3.38	65.58	0.986			64.66	-0.12	64.54
7	TANF	15 - 20		M	68.86	11.50	1.83	3.38	85.57	0.986			84.37	-0.16	84.21
8	TANF	15 - 20		F	111.50	17.54	2.29	3.38	134.71	0.986			132.82	-0.25	132.57
9	TANF	21 - 25		M	101.22	20.74	3.15	3.38	128.49	0.986			126.69	-0.24	126.45
10	TANF	21 - 25		F	186.03	35.64	4.54	3.38	229.59	0.986			226.38	-0.43	225.95
11	TANF	26 - 44		M	230.29	56.57	7.86	3.38	298.1	0.986			293.93	-0.56	293.37
12	TANF	26 - 44		F	264.38	48.52	8.14	3.38	324.42	0.986			319.88	-0.61	319.27
13	TANF	45+		M	429.31	83.78	19.59	3.38	536.06	0.986			528.56	-1.00	527.56
14	TANF	45+		F	465.00	83.28	18.90	3.38	570.56	0.986			562.57	-1.07	561.50

15	ABAD	0 - 20		M	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
16	ABAD	0 - 20		F	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
17.1	ABAD	21 - 39	Medicare	M	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
18.1	ABAD	21 - 39	Medicare	F	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
17.2	ABAD	21 - 39		M	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
18.2	ABAD	21 - 39		F	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
19.1	ABAD	40 - 64	Medicare	M	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
20.1	ABAD	40 - 64	Medicare	F	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
19.2	ABAD	40 - 64		M	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
20.2	ABAD	40 - 64		F	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
21.1	ABAD	65 +	Medicare	M	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
22.1	ABAD	65 +	Medicare	F	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
21.2	ABAD	65 +		M	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41
22.2	ABAD	65 +		F	603.27	112.96	26.45	6.76	749.44		0.9270		694.73	-1.32	693.41

23.1	OAA	0 +	Medicare	M	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
24.1	OAA	0 +	Medicare	F	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
23.2	OAA	0 +		M	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
24.2	OAA	0 +		F	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32

59.9	Rate MCR				3,930.83	1298.79	522.24	0.00	5751.86				5,751.86	-10.93	5741.00

NOTE:	Due to MDCH Medicaid claims system limitations, MCR (Rate Cell 59.9) is rounded to nearest whole dollar after the bonus withhold.

State of Michigan Managed Care Rates FY08
Effective October 1, 2007
Molina Healthcare 0004318627 0004318645; County 25
Region 06

								Phys	New				Adj	0.19%	Rate
					Base	Hosp		Access	Base	Area	Risk	OAA	Base	Bonus	after
Rate Cell	Description			Sex	Rate	Adj	GME	Fee	Rate	Factor	Adj.	Factor	Rate	W/H	W/H

1	TANF	< 1		M	342.76	99.34	35.21	3.38	480.69	0.998			479.73	-0.91	478.82
2	TANF	< 1		F	307.20	90.78	32.19	3.38	433.55	0.998			432.68	-0.82	431.86
3	TANF	1 - 4		M	81.05	14.58	2.12	3.38	101.13	0.998			100.93	-0.19	100.74
4	TANF	1 - 4		F	69.36	11.19	1.68	3.38	85.61	0.998			85.44	-0.16	85.28
5	TANF	5 - 14		M	64.56	7.76	1.00	3.38	76.7	0.998			76.55	-0.15	76.40
6	TANF	5 - 14		F	54.83	6.59	0.78	3.38	65.58	0.998			65.45	-0.12	65.33
7	TANF	15 - 20		M	68.86	11.50	1.83	3.38	85.57	0.998			85.40	-0.16	85.24
8	TANF	15 - 20		F	111.50	17.54	2.29	3.38	134.71	0.998			134.44	-0.26	134.18
9	TANF	21 - 25		M	101.22	20.74	3.15	3.38	128.49	0.998			128.23	-0.24	127.99
10	TANF	21 - 25		F	186.03	35.64	4.54	3.38	229.59	0.998			229.13	-0.44	228.69
11	TANF	26 - 44		M	230.29	56.57	7.86	3.38	298.1	0.998			297.50	-0.57	296.93
12	TANF	26 - 44		F	264.38	48.52	8.14	3.38	324.42	0.998			323.77	-0.62	323.15
13	TANF	45 +		M	429.31	83.78	19.59	3.38	536.06	0.998			534.99	-1.02	533.97
14	TANF	45 +		F	465.00	83.28	18.90	3.38	570.56	0.998			569.42	-1.08	568.34

15	ABAD	0 - 20		M	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
16	ABAD	0 - 20		F	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
17.1	ABAD	21 - 39	Medicare	M	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
18.1	ABAD	21 - 39	Medicare	F	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
17.2	ABAD	21 - 39		M	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
18.2	ABAD	21 - 39		F	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
19.1	ABAD	40 - 64	Medicare	M	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
20.1	ABAD	40 - 64	Medicare	F	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
19.2	ABAD	40 - 64		M	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
20.2	ABAD	40 - 64		F	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
21.1	ABAD	65 +	Medicare	M	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
22.1	ABAD	65 +	Medicare	F	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
21.2	ABAD	65 +		M	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26
22.2	ABAD	65 +		F	603.27	112.96	26.45	6.76	749.44		1.0030		751.69	-1.43	750.26

23.1	OAA	0 +	Medicare	M	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
24.1	OAA	0 +	Medicare	F	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
23.2	OAA	0 +		M	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
24.2	OAA	0 +		F	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32

59.9	Rate MCR				4,502.46	1298.79	522.24	0.00	6323.49				6,323.49	-12.01	6311.00

NOTE:	Due to MDCH Medicaid claims system limitations, MCR (Rate Cell 59.9) is rounded to nearest whole dollar after the bonus withhold.

State of Michigan Managed Care Rates FY08
Effective October 1, 2007
Molina Healthcare 0004318627 0004318645; Counties 01, 06, 09, 20, 26, 29, 32, 35, 37, 56, 60, 65, 68, 69, 71, 72, 73, 76, 79
Region 07

								Phys	New				Adj	0.19%	Rate
								Access	Base		Risk	OAA	Base	Bonus	after
Rate Cell	Description			Sex	Base Rate	Hosp Adj	GME	Fee	Rate	Area Factor	Adj.	Factor	Rate	W/H	W/H

1	TANF	<1		M	342.76	99.34	35.21	3.38	480.69	1.009			485.02	-0.92	484.10
2	TANF	<1		F	307.20	90.78	32.19	3.38	433.55	1.009			437.45	-0.83	436.62
3	TANF	1-4		M	81.05	14.58	2.12	3.38	101.13	1.009			102.04	-0.19	101.85
4	TANF	1-4		F	69.36	11.19	1.68	3.38	85.61	1.009			86.38	-0.16	86.22
5	TANF	5-14		M	64.56	7.76	1.00	3.38	76.7	1.009			77.39	-0.15	77.24
6	TANF	5-14		F	54.83	6.59	0.78	3.38	65.58	1.009			66.17	-0.13	66.04
7	TANF	15-20		M	68.86	11.50	1.83	3.38	85.57	1.009			86.34	-0.16	86.18
8	TANF	15-20		F	111.50	17.54	2.29	3.38	134.71	1.009			135.92	-0.26	135.66
9	TANF	21-25		M	101.22	20.74	3.15	3.38	128.49	1.009			129.65	-0.25	129.40
10	TANF	21-25		F	186.03	35.64	4.54	3.38	229.59	1.009			231.66	-0.44	231.22
11	TANF	26-44		M	230.29	56.57	7.86	3.38	298.1	1.009			300.78	-0.57	300.21
12	TANF	26-44		F	264.38	48.52	8.14	3.38	324.42	1.009			327.34	-0.62	326.72
13	TANF	45 +		M	429.31	83.78	19.59	3.38	536.06	1.009			540.88	-1.03	539.85
14	TANF	45 +		F	465.00	83.28	18.90	3.38	570.56	1.009			575.70	-1.09	574.61

15	ABAD	0-20		M	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
16	ABAD	0-20		F	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
17.1	ABAD	21-39	Medicare	M	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
18.1	ABAD	21-39	Medicare	F	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
17.2	ABAD	21-39		M	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
18.2	ABAD	21-39		F	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
19.1	ABAD	40-64	Medicare	M	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
20.1	ABAD	40-64	Medicare	F	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
19.2	ABAD	40-64		M	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
20.2	ABAD	40-64		F	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
21.1	ABAD	65 +	Medicare	M	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
22.1	ABAD	65 +	Medicare	F	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
21.2	ABAD	65 +		M	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29
22.2	ABAD	65 +		F	603.27	112.96	26.45	6.76	749.44		0.9910		742.70	-1.41	741.29

23.1	OAA	0 +	Medicare	M	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
24.1	OAA	0 +	Medicare	F	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
23.2	OAA	0 +		M	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32
24.2	OAA	0 +		F	603.27	112.96	26.45	6.76	749.44			0.848	635.53	-1.21	634.32

59.9	Rate MCR				4,190.98	1298.79	522.24	0.00	6012.01				6,012.01	-11.42	6001.00

NOTE:	Due to MDCH Medicaid claims system limitations, MCR (Rate Cell 59.9) is rounded to nearest whole dollar after the bonus withhold.

State of Michigan Managed Care Rates FY08
Effective October 1, 2007
Molina Healthcare 0004318627 0004318645; Counties 50, 74
Region 09

								Phys	New				Adj	0.19%	Rate
					Base	Hosp		Access	Base	Area	Risk	OAA	Base	Bonus	after
Rate Cell	Description			Sex	Rate	Adj	GME	Fee	Rate	Factor	Adj.	Factor	Rate	W/H	W/H

1	TANF	<1		M	356.82	112.83	39.18	3.38	512.21	0.998			511.19	-0.97	510.22
2	TANF	<1		F	329.61	98.22	34.77	3.38	465.98	0.998			465.05	-0.88	464.17
3	TANF	1-4		M	85.16	15.43	2.33	3.38	106.3	0.998			106.09	-0.20	105.89
4	TANF	1-4		F	69.67	10.59	1.73	3.38	85.37	0.998			85.20	-0.16	85.04
5	TANF	5-14		M	54.51	7.12	0.96	3.38	65.97	0.998			65.84	-0.13	65.71
6	TANF	5-14		F	46.82	6.12	0.85	3.38	57.17	0.998			57.06	-0.11	56.95
7	TANF	15-20		M	56.48	10.11	1.76	3.38	71.73	0.998			71.59	-0.14	71.45
8	TANF	15-20		F	84.04	12.68	2.06	3.38	102.16	0.998			101.96	-0.19	101.77
9	TANF	21-25		M	94.10	21.43	3.69	3.38	122.6	0.998			122.35	-0.23	122.12
10	TANF	21-25		F	150.86	30.15	5.63	3.38	190.02	0.998			189.64	-0.36	189.28
11	TANF	26-44		M	213.46	45.38	10.83	3.38	273.05	0.998			272.50	-0.52	271.98
12	TANF	26-44		F	220.76	44.85	8.21	3.38	277.2	0.998			276.65	-0.53	276.12
13	TANF	45 +		M	407.57	82.90	21.09	3.38	514.94	0.998			513.91	-0.98	512.93
14	TANF	45 +		F	416.01	91.52	19.29	3.38	530.2	0.998			529.14	-1.01	528.13

15	ABAD	0-20		M	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
16	ABAD	0-20		F	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
17.1	ABAD	21-39	Medicare	M	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
18.1	ABAD	21-39	Medicare	F	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
17.2	ABAD	21-39		M	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
18.2	ABAD	21-39		F	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
19.1	ABAD	40-64	Medicare	M	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
20.1	ABAD	40-64	Medicare	F	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
19.2	ABAD	40-64		M	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
20.2	ABAD	40-64		F	639.42	146.88	36.85	6.76	829.91		0.9920		823,27	-1.56	821.71
21.1	ABAD	65 +	Medicare	M	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
22.1	ABAD	65 +	Medicare	F	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
21.2	ABAD	65 +		M	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71
22.2	ABAD	65 +		F	639.42	146.88	36.85	6.76	829.91		0.9920		823.27	-1.56	821.71

23.1	OAA	0 +	Medicare	M	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87
24.1	OAA	0 +	Medicare	F	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87
23.2	OAA	0 +		M	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87
24.2	OAA	0 +		F	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87

59.9	Rate MCR				4,377.00	1545.03	605.58	0.00	6527.61				6,527.61	-12.40	6515.00

NOTE:	Due to MDCH Medicaid claims system limitations, MCR (Rate Cell 59.9) is rounded to nearest whole dollar after the bonus withhold.

State of Michigan Managed Care Rates FY08
Effective October 1, 2007
Molina Healthcare 0004318627 0004318645; County 63
Region 10

								Phys	New				Adj	0.19%	Rate
					Base	Hosp		Access	Base	Area	Risk	OAA	Base	Bonus	after
Rate Cell	Description			Sex	Rate	Adj	GME	Fee	Rate	Factor	Adj.	Factor	Rate	W/H	W/H

1	TANF	<1		M	356.82	112.83	39.18	3.38	512.21	1.022			523.48	-0.99	522.49
2	TANF	<1		F	329.61	98.22	34.77	3.38	465.98	1.022			476.23	-0.90	475.33
3	TANF	1-4		M	85.16	15.43	2.33	3.38	106.3	1.022			108.64	-0.21	108.43
4	TANF	1-4		F	69.67	10.59	1.73	3.38	85.37	1.022			87.25	-0.17	87.08
5	TANF	5-14		M	54.51	7.12	0.96	3.38	65.97	1.022			67.42	-0.13	67.29
6	TANF	5-14		F	46.82	6.12	0.85	3.38	57.17	1.022			58.43	-0.11	58.32
7	TANF	15-20		M	56.48	10.11	1.76	3.38	71.73	1.022			73.31	-0.14	73.17
8	TANF	15-20		F	84.04	12.68	2.06	3.38	102.16	1.022			104.41	-0.20	104.21
9	TANF	21-25		M	94.10	21.43	3.69	3.38	122.6	1.022			125.30	-0.24	125.06
10	TANF	21-25		F	150.86	30.15	5.63	3.38	190.02	1.022			194.20	-0.37	193.83
11	TANF	26-44		M	213.46	45.38	10.83	3.38	273.05	1.022			279.06	-0.53	278.53
12	TANF	26-44		F	220.76	44.85	8.21	3.38	277.2	1.022			283.30	-0.54	282.76
13	TANF	45 +		M	407.57	82.90	21.09	3.38	514.94	1.022			526.27	-1.00	525.27
14	TANF	45 +		F	416.01	91.52	19.29	3.38	530.2	1.022			541.86	-1.03	540.83

15	ABAD	0-20		M	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
16	ABAD	0-20		F	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
17.1	ABAD	21-39	Medicare	M	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
18.1	ABAD	21-39	Medicare	F	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
17.2	ABAD	21-39		M	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
18.2	ABAD	21-39		F	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
19.1	ABAD	40-64	Medicare	M	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
20.1	ABAD	40-64	Medicare	F	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
19.2	ABAD	40-64		M	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
20.2	ABAD	40-64		F	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
21.1	ABAD	65 +	Medicare	M	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
22.1	ABAD	65 +	Medicare	F	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
21.2	ABAD	65 +		M	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56
22.2	ABAD	65 +		F	639.42	146.88	36.85	6.76	829.91		0.9870		819.12	-1.56	817.56

23.1	OAA	0 +	Medicare	M	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87
24.1	OAA	0 +	Medicare	F	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87
23.2	OAA	0 +		M	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87
24.2	OAA	0 +		F	639.42	146.88	36.85	6.76	829.91			0.758	629.07	-1.20	627.87

59.9	Rate MCR				4,512.89	1545.03	605.58	0.00	6663.5				6,663.50	-12.66	6651.00

NOTE:	Due to MDCH Medicaid claims system limitations, MCR (Rate Cell 59.9) is rounded to nearest whole dollar after the bonus withhold.